[MSMB LETTERHEAD]

Dated as of __, 2013

Retrophin, Inc.
777 Third Avenue, 22nd Floor
New York, NY  10017

Re:           Indemnification of Retrophin, Inc.

Ladies and Gentlemen:

This letter shall serve as confirmation of our mutual understanding that:

1.
MSMB CAPITAL MANAGEMENT, LP (“MSMB Capital LP”), a Delaware limited partnership, MSMB CAPITAL MANAGEMENT LLC (“MSMB Capital LLC”), a Delaware limited liability company, MSMB HEALTHCARE LP (“MSMB Healthcare”), a Delaware limited partnership, MSMB HEALTHCARE INVESTORS LLC (“MSMB Investors”), a Delaware limited liability company, MSMB HEALTHCARE MANAGEMENT LLC (“MSMB Management” and, together with MSMB Capital LP, MSMB Capital LLC, MSMB Healthcare and MSMB Investors, the “MSMB Entities”), a Delaware limited liability company shall jointly and severally indemnify, defend and hold harmless Retrophin, Inc. (“Retrophin”)  and its directors, officers, employees, representatives, agents and affiliates (collectively, the “Indemnified Parties”) from and against any and all direct or indirect liabilities, obligations, deficiencies, demands, charges, orders, claims, suits, actions, causes of action, proceedings, judgments, assessments, decrees, fines, settlement payments, losses, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties and reasonable auditors’ and attorneys’ fees and disbursements) suffered, sustained or incurred by any Indemnified Party in connection with, arising from or relating to the Settlement and Release Agreement, dated as of [_________], by and between [_________], Martin Shkreli, the MSMB Entities and Retrophin due to the management of the MSMB Entities and its or their investments in Retrophin.

2.	This letter agreement may not be modified, changed, amended, terminated or assigned except by an instrument in writing signed by the parties hereto.

3.	This letter agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to any conflict of laws provisions thereof.

4.
This letter agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one agreement.  Delivery of an executed counterpart of this letter agreement by facsimile or PDF will be effective as delivery of a manually executed counterpart of this letter agreement.

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Please acknowledge your agreement to the foregoing by countersigning this letter below and returning a copy of the countersigned letter to MSMB Entities.

MSMB CAPITAL MANAGEMENT LLC

By:____________________________
     Name: Martin Shkreli
     Title: Managing Member

MSMB CAPITAL MANAGEMENT LP
By: MSMB Capital Management LLC, its general partner

By:____________________________
     Name: Martin Shkreli
     Title: Managing Member

MSMB HEALTHCARE LP
By: MSMB Healthcare Investors LLC, its general partner

By:____________________________
     Name: Martin Shkreli
     Title: Managing Member

MSMB HEALTHCARE INVESTORS LLC

 By:____________________________
     Name: Martin Shkreli
     Title: Managing Member

MSMB HEALTHCARE MANAGEMENT LLC

 By:____________________________
     Name: Martin Shkreli
     Title: Managing Member

Acknowledged and Agreed:

RETROPHIN, INC.

By:  ____________________________
Name:
Title: